EXHIBIT 32.2

Section 906 Certification

Certification of Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. § 1350, as Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. § 1350, updated pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Host Hotels & Resorts, Inc., the general partner of Host Hotels & Resorts, L.P., hereby certify, to such officers’ knowledge, that:

(i) the accompanying Quarterly Report on Form 10-Q of Host Hotels & Resorts, L.P for the period ended September 9, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Host Hotels & Resorts, L.P.

Dated: October 17, 2011

/s/ W. Edward Walter
W. Edward Walter
Chief Executive Officer of Host Hotels & Resorts, Inc.

/s/ Larry K. Harvey
Larry K. Harvey
Chief Financial Officer of Host Hotels & Resorts, Inc.